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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                    September 27, 2007 (September 25, 2007)

                         UNIVERSAL DETECTION TECHNOLOGY
               (Exact name of Registrant as specified in charter)

         California                                             95-2746949
(State or other jurisdiction                                  (IRS Employer
     of incorporation)                                    Identification Number)

                                    000-14266
                            (Commission File Number)

                         9595 Wilshire Blvd., Suite 700
                         Beverly Hills, California 90212
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 248-3655

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))


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ITEM 8.01 OTHER EVENTS.

      On September 25, 2007, Universal Detection Technology (the "Company") filed a Certificate of Amendment to its Articles of Incorporation (the "Amendment") with the Secretary of State of the State of California increasing its number of authorized shares of common stock from 480,000,000 to 20,000,000,000 after the Company's shareholders approved the action at a meeting of shareholders held on September 24, 2007. The shareholders also gave the Board of Directors of the Company authorization, in its discretion, to effect a 200:1 reverse stock split prior to the next annual meeting of shareholders.

      A copy of the filed Amendment is attached as Exhibit 3.4 to this report.


ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.     Item
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3.6             Certificate of Amendment of Articles of Incorporation




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


UNIVERSAL DETECTION TECHNOLOGY

By:   /s/ Jacques Tizabi
      ---------------------------
      Jacques Tizabi
      Chief Executive Officer
      Dated: September 27, 2007